Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 4/15/2004


Blended Coupon 6.4874%


Excess Protection Level
3 Month Average   4.59%
October, 1999   5.24%
September, 1999   3.94%
August, 1999  N/A


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 8.69%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,354,806,563.13